UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2008

MISCOR Group, Ltd.
(Exact name of registrant as specified in its charter)

Indiana	333-129354	20-0995245
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1125 South Walnut Street, South Bend, Indiana		46619
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (574) 234-8131

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 20, 2008, MISCOR Group, Ltd., an  Indiana corporation (“MISCOR”), amended its Amended and Restated Articles of Incorporation to increase the number of authorized shares of its common stock from 20,000,000 to 30,000,000 shares (the “Stock Increase”).

The Stock Increase was recommended by MISCOR’s Board of Directors on April 4, 2008; approved by MISCOR’s shareholders at the annual meeting of shareholders on May 15, 2008; and became effective on May 20, 2008, by the filing of articles of amendment (the “Articles of Amendment”) to MISCOR’s Amended and Restated Articles of Incorporation with the Indiana Secretary of State.  The Articles of Amendment amend and restate in its entirety Article III of MISCOR’s Amended and Restated Articles of Incorporation.

MISCOR’s Board of Directors approved and recommended the Stock Increase because it believes that the Stock Increase is in the best interests of MISCOR’s shareholders.  The purpose of the Stock Increase is to allow MISCOR to have a sufficient number of shares of authorized and unissued common stock that can be issued in connection with any corporate purposes that the Board of Directors from time to time considers advisable.  These corporate purposes could include, among others, issuance of shares in connection with acquisitions, issuance of shares in connection with stock splits or stock dividends, issuance of shares pursuant to our equity incentive plans or in connection with other employee benefit plans, issuance of shares upon conversion of our outstanding convertible securities, and issuance of shares in connection with equity financings.  Having shares available for issuance in the future will give us greater flexibility by allowing the Board of Directors to approve issuances of shares without the expense and delay of a special shareholders’ meeting to approve the additional authorized capital stock necessary to complete the issuance.

The foregoing description of the Articles of Amendment is not complete and is qualified in its entirety by reference to the full text of the Articles of Amendment, a copy of which is filed as Exhibit 3.1 to this report on Form 8-K and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
3.1	Articles of Amendment to MISCOR’s Amended and Restated Articles of Incorporation, effective May 20, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISCOR Group, Ltd.
Date: May 27, 2008

	By:	/s/ James M. Lewis
Printed Name: James M. Lewis
Title: Vice President, Secretary and General Counsel